UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 12, 2004 (October 8, 2004)

SIBONEY CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	1-3952 (Commission File No.)	73-0629975 (I.R.S. Employer Identification No.)
325 NORTH KIRKWOOD ROAD, SUITE 300 P.O. BOX 221029 ST. LOUIS, MISSOURI (Address of principal executive offices)	63122 (Zip Code)

(314) 822-3163
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 8, 2004, Ernest R. Marx signed a letter agreement with the Company relating to additional compensation for his employment. This letter agreement supplements the Employment Agreement between Mr. Marx and the Company dated July 1, 2003. The Employment Agreement and the letter agreement are each filed as exhibits to this Report.

Item 9.01	Financial Statements and Exhibits. (c) The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Employment Agreement between Ernest R. Marx and the Company dated July 1, 2003.
99.2	Letter Agreement between Ernest R. Marx and the Company dated October 8, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2004

SIBONEY CORPORATION By: /s/ Timothy J. Tegeler Timothy J. Tegeler Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Employment Agreement between Ernest R. Marx and the Company dated July 1, 2003.
99.2	Letter Agreement between Ernest R. Marx and the Company dated October 8, 2004.